Hospice Revenue Recognition	12 Months Ended
Dec. 31, 2015
Hospice Revenue Recognition [Abstract]
Hospice Revenue Recognition

2.Hospice Revenue Recognition

VITAS recognizes revenue at the estimated realizable amount due from third-party payers, which are primarily Medicare and Medicaid.  Payers may deny payment for services in whole or in part on the basis that such services are not eligible for coverage and do not qualify for reimbursement.  We estimate denials each period and make adequate provision in the financial statements.  The estimate of denials is based on historical trends and known circumstances and does not vary materially from period to period on an aggregate basis.  Medicare billings are subject to certain limitations, as described below.

The allowance for doubtful accounts for VITAS comprises the following (in thousands):

	Medicare	Medicaid	Commercial	Other	Total
Beginning Balance January 1, 2013	$3,875	$5,194	$2,204	$22	$11,295
Bad debt provision	1,901	4,902	2,026	1,992	10,821
Write-offs	(1,452)	(4,342)	(2,877)	(1,269)	(9,940)
Other/Contractual adjustments	490	145	684	(445)	874
Ending Balance December 31, 2014	4,814	5,899	2,037	300	13,050
Bad debt provision	286	8,096	2,969	2	11,353
Write-offs	(1,863)	(8,089)	(2,819)	(642)	(13,413)
Other/Contractual adjustments	562	93	687	(174)	1,168
Ending Balance December 31, 2015	$3,799	$5,999	$2,874	$(514)	$12,158

VITAS is subject to certain limitations on Medicare payments for services.  Specifically, if the number of inpatient care days any hospice program provides to Medicare beneficiaries exceeds 20% of the total days of hospice care such program provided to all Medicare patients for an annual period beginning September 28, the days in excess of the 20% figure may be reimbursed only at the routine homecare rate.  None of VITAS’ hospice programs exceeded the payment limits on inpatient services in 2015, 2014 or 2013.

VITAS is also subject to a Medicare annual per-beneficiary cap (“Medicare cap”).  Compliance with the Medicare cap is measured in one of two ways based on a provider election.  The “streamlined” method compares total Medicare payments received under a Medicare provider number with respect to services provided to all Medicare hospice care beneficiaries in the program or programs covered by that Medicare provider number between November 1 of each year and October 31 of the following year with the product of the per-beneficiary cap amount and the number of Medicare beneficiaries electing hospice care for the first time from that hospice program or programs from September 28 through September 27 of the following year.

The “proportional” method compares the total Medicare payments received under a Medicare provider number with respect to services provided to all Medicare hospice care beneficiaries in the program or programs covered by the Medicare provider number between September 28 and September 27 of the following year with the product of the per beneficiary cap amount and a pro-rated number of Medicare beneficiaries receiving hospice services from that program during the same period.  The pro-rated number of Medicare beneficiaries is calculated based on the ratio of days the beneficiary received hospice services during the measurement period to the total number of days the beneficiary received hospice services.

We actively monitor each of our hospice programs, by provider number, as to their specific admission, discharge rate and median length of stay data in an attempt to determine whether revenues are likely to exceed the annual per-beneficiary Medicare cap.  Should we determine that revenues for a program are likely to exceed the Medicare cap based on projected trends, we attempt to institute corrective actions, which include changes to the patient mix and increased patient admissions.  However, should we project our corrective action will not prevent that program from exceeding its Medicare cap, we estimate the amount of revenue recognized during the period that will require repayment to the Federal government under the Medicare cap and record the amount as a reduction to service revenue.

During the year ended December 31, 2015 we recorded a $165,000 Medicare cap reversal of amounts recorded in the fourth quarter of 2014 for one program’s projected 2015 measurement period liability.  During the year ended December 31, 2014, we recorded a net  Medicare cap liability of $1.3 million for two programs’ projected 2014 and 2015 measurement period liability offset by the reversal of one program’s 2011 measurement period projected Medicare cap liability.    During the year ended December 31, 2013, we reversed the Medicare cap liability for amounts recorded in the fourth quarter of 2012 for three programs’ projected 2013 measurement period liability.  During 2013 this reversal was offset by the Medicare cap liability for two programs’ projected 2014 measurement period liability. The net pretax expense/(income) was ($165,000),  $1.3 million, and $7.0 million for fiscal years 2015, 2014 and 2013, respectively.

In 2013, the U.S. government implemented automatic budget reductions of 2.0% for all government payees, including hospice benefits paid under the Medicare program.  In 2015, CMS determined that the Medicare cap should be calculated “as if” sequestration did not occur.  As a result of this decision, VITAS has received notification from our third party intermediary that an additional $1.9 million is owed for Medicare cap in two programs arising during the 2013 and 2014 measurement periods.  The amounts are automatically deducted from our semi-monthly PIP payments.  We do not believe that CMS is authorized under the sequestration authority or the statutory methodology for establishing the Medicare cap to the amounts they have withheld and intend to withhold under their current “as if” methodology.  We have not recorded a reserve as of December 31, 2015 for the $1.9 million potential exposure.  We have appealed CMS’s methodology change with the appropriate regulatory appeal board.

Shown below is the Medicare cap liability activity for the years ended December 31, 2015 and 2014, (in thousands):

	2015	2014
Beginning Balance January 1,	$ 6,112	$ 8,260
2015 measurement period	(165)	165
2014 measurement period	-	1,451
2011 measurement period	-	(325)
Payments	(4,782)	(3,439)
Ending Balance December 31,	$ 1,165	$ 6,112